UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2026

BRC Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41275	87-3277812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3131 W. 2210 S., Suite C
West Valley City, UT 84119
(Address of principal executive offices, including Zip Code)
(801) 874-1189
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BRCC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2026, BRC Inc. (the “Company”) filed a Certificate of Amendment (the “Class A Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split (the “Class A Reverse Stock Split”) of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), effective on August 21, 2026 at 5:01 p.m., Eastern Time (the “Class A Effective Time”), and a Certificate of Amendment (the “Class B Charter Amendment”) to the Charter with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split (the “Class B Reverse Stock Split”) of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), effective on August 21, 2026 at 5:02 p.m., Eastern Time (the “Class B Effective Time”). The Company’s Class A Common Stock is expected to begin trading on a split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the commencement of trading on August 24, 2026 under the Company’s existing trading symbol “BRCC”. The new CUSIP number for the Class A Common Stock following the Class A Reverse Stock Split is 05601U204.

As previously reported, upon the recommendation of the Company’s Board of Directors (the “Board”), at the Company’s Annual Meeting of Stockholders held on May 28, 2026, the Company’s stockholders approved amendments to the Charter to effect a reverse stock split of the Class A Common Stock at a ratio ranging from any whole number between 1-for-10 and 1-for-50, as determined by the Board in its discretion. On April 10, 2026, holders of a majority of the Company’s shares of Class B Common Stock previously approved, via written consent, amendments to the Charter to effect a reverse stock split of the Class B Common Stock contingent upon the effectiveness of, and at the same ratio as, the Class A Reverse Stock Split. On August 7, 2026, the Board approved a final reverse stock split ratio of 1-for-10 and abandoned all other reverse stock split amendments at different ratios.

As a result of the Class A Reverse Stock Split, at the Class A Effective Time, every 10 shares of the Company’s issued and outstanding shares of Class A Common Stock immediately prior to the Class A Effective Time were automatically reclassified and combined, without any action on the part of the holder thereof, into one validly issued, fully-paid and non-assessable share of Class A Common Stock, subject to the treatment of fractional shares as described below. As a result of the Class B Reverse Stock Split, at the Class B Effective Time, every 10 shares of the Company’s issued and outstanding shares of Class B Common Stock immediately prior to the Class B Effective Time were automatically reclassified and combined, without any action on the part of the holder thereof, into one validly issued, fully-paid and non-assessable share of Class B Common Stock, subject to the treatment of fractional shares as described below. The Class A Charter Amendment and the Class B Charter Amendment did not affect the number of authorized shares of Class A Common Stock or Class B Common Stock, or the par value of each share of Class A Common Stock or Class B Common Stock, respectively.

No fractional shares or scrip of Class A Common Stock or Class B Common Stock will be issued as a result of the Class A Reverse Stock Split or the Class B Reverse Stock Split, respectively. Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, will aggregate the fractional shares of Class A Common Stock that otherwise would have been issued and sell those shares in the open market at the then-prevailing price as soon as practicable after the Class A Effective Time. Holders otherwise entitled to receive a fractional share of Class A Common Stock will receive a cash payment from Continental representing their proportionate share of the proceeds from that sale. As soon as practicable after the Class B Effective Time, holders otherwise entitled to receive a fractional share of Class B Common Stock will receive a cash payment from the Company in an amount equal to (i) $0.88, which represents the closing price of the Class A Common Stock on the NYSE on August 21, 2026, multiplied by (ii) the fractional share of Class B Common Stock the holder otherwise would have been entitled to receive.

In addition, the Class A Reverse Stock Split will apply to the Class A Common Stock issuable upon the exercise or conversion, as applicable, of the Company’s outstanding stock options, restricted stock units, performance stock units, and incentive units with proportionate adjustments, as applicable, to be made to the exercise or conversion prices in accordance with the applicable terms thereof. Furthermore, the number of shares of Class A Common Stock available for issuance under the Company’s equity incentive plans will be proportionately adjusted for the 1-for-10 Class A Reverse Stock Split ratio, such that a fewer number of shares will be subject to such plans.

The foregoing description is qualified in its entirety by the full text of the Class A Charter Amendment and Class B Charter Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In particular, statements regarding the trading of the Class A Common Stock on a split-adjusted basis and the impact of the Class A Reverse Stock Split and Class B Reverse Stock Split, including any adjustments from the treatment of fractional shares; and other statements that are not historical fact. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to the risks and uncertainties indicated in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC. Such forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and the Company’s current beliefs and expectations concerning future developments and their effects on the Company and speak only as of the date of this Current Report on Form 8-K. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibits	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BRC Inc., dated August 21, 2026.
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BRC Inc., dated August 21, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2026

BRC INC.

By:	/s/ Andrew McCormick
Name:	Andrew McCormick
Title:	General Counsel and Secretary

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